UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-65-65323001

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 27, 2009, TechMedia Advertising, Inc. (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with TechMedia Advertising Mauritius (“TM Mauritius”), a company organized under the laws of Mauritius, and all the shareholders of TM Mauritius (the “Vendors”), whereby the Company agreed to acquire all of the issued and outstanding shares in the capital of TM Mauritius from the Vendors in exchange for the issuance of 24,000,000 shares of Common Stock of the Company to the Vendors on a pro rata basis in accordance with each Vendor’s percentage ownership in TM Mauritius.

TM Mauritius is the sole beneficial owner of TechMedia Advertising (India) Private Limited, a company organized under the laws of India (“TM India”), which is engaged in the development stages of selling outdoor advertising on billboards and digital signs in India located in high traffic locations, which locations range from transportation vehicles, commercial buildings, supermarkets and restaurants, by partnering with media space owners.

On August 6, 2009, the Exchange Agreement closed and as a result, TM Mauritius became a wholly-owned subsidiary of the Company.  As a result of the closing of the Exchange Agreement, the Vendors collectively own 24,000,000 shares of Common Stock of the Company as follows: 9,600,000 shares of Common Stock are owned by OneMedia Limited (21.4% of the issued and outstanding); 7,200,000 shares of Common Stock of the Company are owned by Ternes Capital Ltd. (16.0% of the issued and outstanding); and 7,200,000 shares of Common Stock of the Company are owned by Johnny Lian Tian Yong (16.0% of the issued and outstanding), which constitutes in aggregate 53.4% of the issued and outstanding shares of Common Stock of the Company.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which was filed as Exhibit 10.1 to the initial Form 8-K on July 31, 2009, and is incorporated herein by reference.

As of August 6, 2009, and in accordance with the Exchange Agreement, Mr. Alan Goh, our current President, CEO, CFO, Secretary and Treasurer and a director, resigned as the Company’s President, CEO, CFO and Treasurer (remaining as our Secretary and a director) and appointed Mr. Johnny Lian Tian Yong as the President, CEO, Chairman and a director of the Company, Mr. Ratner Vellu as a director of the Company and Mr. William Goh Han Tiang as the Treasurer and a director of the Company.  However, the appointment of Messrs. Johnny Lian Tian Yong, Ratner Vellu and William Goh Han Tiang as directors of the Company will not become effective until August 14, 2009, which is 10 days after a Schedule 14F-1 Information Statement was filed with the Securities and Exchange Commission and transmitted to all holders of record of securities of the Company who would be entitled to vote at a meeting for election of directors.

Concurrently with the closing of the Exchange Agreement, by a letter agreement entered into on July 30, 2009 (the “Letter Agreement”), between the Company and Alan Goh, the Company’s current Secretary and director, Mr. Alan Goh cancelled 24,000,000 shares of the 26,400,000 shares of common stock of the Company registered in his name.  Therefore, Mr. Alan Goh now only has 2,400,000 shares of Common Stock of the Company registered in his name.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which was filed as Exhibit 10.2 to the initial Form 8-K on July 31, 2009, and is incorporated herein by reference.

The table below illustrates the corporate structure of the Company as a result of the completion of the Exchange Agreement:

TM Mauritius

TM Mauritius was incorporated pursuant to the laws of Maruitius on March 11, 2009.  As a result of the closing of the Exchange Agreement, the Company is the sole shareholder of TM Mauritius.  The directors of TM Mauritius are Messrs, Ratner Vellu, William Goh, Malcolm Moller and Gilbert Noel.  On June 22, 2009, TM Mauritius acquired sole beneficial ownership of TM India in exchange for the issuance of 4 ordinary shares having a par value of US$1.00 per share in the capital of TM Mauritius.

TM India

TM India was incorporated pursuant to the laws of India on December 27, 2007.  The directors of TM India are Mrs. Rohini Rajakumar and Messrs. S. Rajakumar Veeraswamy and William Goh.  Since its incorporation, TM India has been involved in investigating, researching and establishing relationships in the media industry in India.

Business of the Company

The business of the Company will be conducted through its subsidiary, TM Mauritius, which intends to conduct its business through a new joint venture company in India as well as through TM India.

TM Mauritius received an assignment of TechMedia Advertising Singapore Pte. Ltd.’s rights and obligations under the Summary of Terms of Investment with respect to a joint venture arrangement for operating the business of installing, commissioning, maintaining and commercializing mobile digital advertising platforms in public commuter transports such as buses and trains in India (the “JV Business”), which was entered into between TechMedia Advertising Singapore Pte. Ltd., a company incorporated under the laws of Singapore, and Peacock Media Ltd., a company incorporated under the laws of India, on December 19, 2008.  A copy of the Summary of Terms of Investment between TechMedia Advertising Singapore Pte. Ltd. and Peacock Media Ltd. is attached hereto as Exhibit 10.3.  In addition, a copy of the assignment from TechMedia Advertising Singapore Pte. Ltd. to TM Mauritius is attached hereto as Exhibit 10.4.

TM Mauritius intends to enter into a formal joint venture agreement with Peacock Media Ltd. (“Peacock”) in the near future to formalize the arrangement under the Summary of Terms of Investment discussed above which will include among other things the following terms:

•	an India company will be established to act as the joint venture company (the “JV”);
•	the JV will be owned 85% by TM Mauritius and 15% by Peacock;
•	one director of the JV shall be a nominee from Peacock and three directors of the JV shall be nominees from TM Mauritius;
•
Peacock will contribute its exclusive media rights licenses granted to it by the Government of Tamil Nadu for buses and the Indian Central Government for the Indian Railway for trains, relating to the JV Business, which currently covers more than 10,000 buses and more than 50 railway trains;

•	Peacock will fully equip the buses and trains with the required hardware and software and ensure the same is in proper working order in order to support JV Business;
•	Peacock will provide access to all of Peacock’s current and future advertising clients to market the JV Business;
•	TM Mauritius will manage the JV Business;
•	TM Mauritius will reimburse Peacock for the costs associated with fully equipping the buses and trains after TM Mauritius certifies the proper equipping of the buses and trains by Peacock;
•	TM Mauritius will supply the necessary funding to the JV for operations and other working capital purposes.
•	Any profits generated from the sale of advertising space from the JV Business will be split 85% for TM Mauritius and 15% for Peacock.

Item 3.02 Unregistered Sales of Equity Securities and Use of Proceeds

The information set forth above under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant

The information set forth above under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Offices

The information set forth above under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 8.01.  Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

The required financial statements of TM Mauritius and the pro forma financial information will be supplied on a Form 8-K within 71 days of August 6, 2009.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Share Exchange Agreement, dated July 27, 2009, among the Company, TM Mauritius and all the shareholders of TM Mauritius.
10.2*	Letter Agreement, dated July 30, 2009, among Mr. Alan Goh and the Company.
10.3	Summary of Terms of Investment among TechMedia Advertising Singapore Pte. Ltd. and Peacock Media Ltd., dated December 19, 2008.
10.4	Assignment from TechMedia Advertising Singapore Pte. Ltd. to TechMedia Advertising Mauritius, dated June 15, 2009.
99.1*	News release dated July 31, 2009.
99.2	News release dated August 7, 2009

* Previously filed on Form 8-K on July 31, 2009 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechMedia Advertising, Inc.

	By:	/s/ Alan Goh
	Name:	ALAN GOH
	Title:	Secretary and Director
Date: August 11, 2009